UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-8689

                              THE NEVIS FUND, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                              1119 St. Paul Street
                               Baltimore, MD 21202
               (Address of principal executive offices) (Zip code)

                         Forum Shareholder Services, LLC
                                  P.O. Box 446
                           Portland, Maine 04112-0446
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-44-NEVIS

                      DATE OF FISCAL YEAR END: MAY 31, 2004

                     DATE OF REPORTING PERIOD: MAY 31, 2004

Item 1.  REPORTS TO STOCKHOLDERS.




                          [The Nevis Fund Logo Omitted]





                          ANNUAL REPORT TO SHAREHOLDERS
                                  MAY 31, 2004

                                TABLE OF CONTENTS

Letter to Shareholders.................................................        1
Manager's Discussion and Analysis of Fund Performance..................        2
Statement of Net Assets................................................        4
Statement of Operations................................................        6
Statements of Changes in Net Assets....................................        7
Financial Highlights...................................................        8
Notes to Financial Statements..........................................        9
Report of Independent Registered Public Accounting Firm................       11
Directors and Officers of the Nevis Fund (Unaudited)...................       12















A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund's portfolio securities is available (i) without charge, upon request, by calling 1-877-44-NEVIS; and (ii) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

LETTER TO SHAREHOLDERS                                      THE NEVIS FUND, INC.
July 29, 2004

Dear Fellow Shareholder:

The Nevis Fund's Net Asset Value ("NAV") on May 31, 2004 was $12.49, up 26.8% from the May 31, 2003 NAV of $9.85. This compares to the S&P 500 Index which increased 18.3% and the Russell 2000 Index which increased 30.3% over the same period.

The equity market's performance over the past year has been a stark reminder that the market's actions are mere reflections of human emotion. It took 21/2 years and a 75% drop in the NASDAQ Composite Index to undo the excesses of the 1990's and to reflect the onset of the past recession. So it should come as no surprise that an outstanding calendar 2003 (the NASDAQ Composite Index increased 50.8%) might be followed by a predictable period of self-doubt. With thoughts of 2000-2002, the Piper is looking over his shoulder to see if everyone is still following.

Bear market memories are still fresh and investors are understandably cautious. The first question they ask is: Is the economic recovery for real? Followed by:
When will we see job growth? Won't interest rates have to rise if the demand for capital increases? If interest rates rise, won't this slow economic growth? And so on, and so on. These are reasonable questions, but not unique to a post-recession economic environment. In our opinion, an increase in capital expenditures is the most meaningful indicator to future economic growth; and our first-hand experience indicates that the companies the Fund owns are both increasing their own capital expenditure budgets, and reporting that their customers are doing the same.

We cannot know what the economy is going to do in the future, nor how the market will react. We do believe however, that there is a strong positive correlation between corporate earnings and equity market performance. Recent economic and employment data suggest to us that corporate earnings are more likely to surprise on the upside than to disappoint. For example, FedEx announced a 47% increase in its fourth quarter earnings on June 23; citing a strong global economy as the primary driver behind the Company's double digit increase in units shipped. FedEx's earnings release acknowledged that the combination of ongoing expense cutting and small price increases resulted in expanding profit margins. While FedEx is much larger than the kinds of companies in which we invest, we believe the underlying improvements reflected in FedEx's operating margin are similar to what we are seeing from the Fund's holdings.

We are focused on the growth prospects of our individual holdings; more specifically, at what rate we expect revenues and earnings might increase over the next 18-24 months; and where a company's stock could potentially sell, given its prospects. We are encouraged by the recent quarterly earnings reports from the Fund's equity holdings and expect continued improvement.

Please be aware that, unlike other mutual funds, The Nevis Fund owns only a limited number of companies. On May 31, 2004, your Fund owned only 20 positions, with the top 10 representing over 57% of the Fund's assets. This level of concentration means that your Fund will likely be more volatile than the major indices. Moreover, in the short-term, especially during periods of market uncertainty, our holdings tend to fall more than the indices due in part to inefficiencies related to lower liquidity.

Thank you for your support.




/s/ David R. Wilmerding, III                                  /s/ Jon C. Baker

David R. Wilmerding, III                                      Jon C. Baker
Co-Manager                                                    Co-Manager

MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE


Fiscal year 2004

The Nevis Fund started fiscal year 2004 with 24 equity holdings and ended with
20. During fiscal 2004, we sold the following 15 holdings in their entirety that we had held as of May 31, 2003: ActivCard, American Tower, Avid Technology, Clarus, Clear Channel Communications, Crown Holdings, Ditech Communications, Dick's Sporting Goods, Imax, MicroStrategy, Parametric Technology, TIBCO Software, Trimble Navigation, Tweeter Home Entertainment Group, and WebMD. We sold the following 5 holdings in their entirety that we purchased during the fiscal year ended May 31, 2004: Advanced Digital Information, Alvarion, Computer Network Technology, KVH Industries and Stellent. Additionally, we sold partial amounts from the positions in companies that we either held in the Fund last year or purchased during the year and continue to hold in the Fund, including:
Armor Holdings, Aspect Communications, Central Garden & Pet, Connetics, Ionics, Primus Knowledge Solutions, and Providian Financial.

During the course of the most recent fiscal year, we purchased 11 new holdings:
Aspect Communications, Aspen Technology, Authentidate Holding, Autobytel, Bentley Pharmaceuticals, CoStar Group, DaVita, Gevity HR, Mapinfo, Opsware, and Scientific Games.

The Nevis Fund's Net Asset Value (NAV) increased from $9.85 per share on May 31, 2003 to $12.49 per share on May 31, 2004, an increase of 26.8%. This return compares to an increase of 30.3% for the Russell 2000 Index, an increase of 25.1% for the NASDAQ Composite Index, and an increase of 18.3% for the S&P 500 Index.

The top five companies contributing negatively to the Fund's performance as measured on the basis of realized and unrealized losses for the period were ActivCard, KVH Industries, Authentidate Holding, Computer Network Technology and Imax. The top five companies contributing positively to the Fund's performance as measured on the basis of realized and unrealized gains for the period were Armor Holdings, Scientific Games, Primus Knowledge Solutions, Wind River Systems and Dick's Sporting Goods.

THE FUND'S CONCENTRATED POSITIONS OFTEN TRANSLATE INTO HIGHER INDUSTRY WEIGHTINGS THAN INDICES TYPICALLY HAVE, THEREBY RESULTING IN RETURNS THAT DEVIATE FROM THE INDICES.

As of May 31, 2004, the Fund had, on a tax basis, $32,811,980 in net unrealized losses and $95,571,838 in accumulated tax loss carryforwards.

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                  THE NEVIS FUND, VERSUS THE RUSSELL 2000 INDEX

[Line Graph Omitted]
[Plot points for EDGAR purposes are as follows:]

              The Nevis Fund    Russell 2000 Index
 6/30/98          $10,000           $10,000
 May 99           $19,010           $ 9,711
 May 00           $33,821           $10,673
 May 01           $20,327           $11,280
 May 02           $11,135           $11,224
 May 03           $10,753           $10,306
 May 04           $13,635           $13,427


---------------------------------------------------------
                     Total Return1
---------------------------------------------------------
          Annualized  Annualized  Annualized   Cumulative
One Year    3 Year      5 Year     Inception   Inception
 Return     Return      Return     to Date2     to Date2
---------------------------------------------------------
 26.80%     -12.46%     -6.43%       5.38%       36.36%   The Nevis Fund, Inc.
---------------------------------------------------------
 30.29%       5.98%      6.70%       5.10%       34.27    Russell 2000 Index
---------------------------------------------------------



1 These figures represent past performance as of May 31, 2004. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. There are specific risks, including increased volatility and above average price fluctuations, inherent in investing in technology, science and small capitalized companies. During certain prior fiscal periods, the Fund benefitted substantially from first-day realized and unrealized gains from initial public offerings. These gains were particularly noteworthy given the Fund's relatively small asset base during portions of these periods. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Fund assets remain at current levels or if they increase. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.
2 The Nevis Fund commenced operations on June 29, 1998.

STATEMENT OF NET ASSETS                                     THE NEVIS FUND, INC.
May 31, 2004


                                                                        Market
                                                                        Value
                                              Shares                    (000)
                                             --------                 ----------
COMMON STOCK 97.0%
AEROSPACE & DEFENSE 4.7%
   Armor Holdings*                            37,700                  $   1,410
--------------------------------------------------------------------------------

BIOLOGICAL PRODUCTS 6.2%
   Connetics*                                 86,550                      1,849
--------------------------------------------------------------------------------

COMPUTERS & SERVICES 5.3%
   Authentidate Holding*                     125,048                      1,576
--------------------------------------------------------------------------------

CONSUMER PRODUCTS 4.7%
   Central Garden & Pet*                      37,528                      1,395
--------------------------------------------------------------------------------

DRUGS 4.8%
   Bentley Pharmaceuticals*                  112,989                      1,424
--------------------------------------------------------------------------------

ELECTRONIC COMPONENTS 6.9%
   Vicor*                                    147,975                      2,057
--------------------------------------------------------------------------------

ENTERTAINMENT 6.9%
   Scientific Games, Cl A*                   110,979                      2,055
--------------------------------------------------------------------------------

FINANCIAL SERVICES 4.6%
   Providian Financial*                      100,072                      1,361
--------------------------------------------------------------------------------

INFORMATION RETRIEVAL SERVICES 7.8%
   Autobytel*                                 67,224                        702
   CoStar Group*                              39,456                      1,633
--------------------------------------------------------------------------------
                                                                          2,335
--------------------------------------------------------------------------------

MEASURING DEVICES 11.3%
   FLIR Systems*                              40,424                      1,989
   Ionics*                                    54,526                      1,377
--------------------------------------------------------------------------------
                                                                          3,366
--------------------------------------------------------------------------------

MEDICAL SERVICES 4.3%
   DaVita*                                    27,384                      1,271
--------------------------------------------------------------------------------

SERVICES-BUSINESS SERVICES 8.2%
   Gevity HR                                  37,185                        975
   Opsware*                                  180,078                      1,453
--------------------------------------------------------------------------------
                                                                          2,428
--------------------------------------------------------------------------------

SERVICES-COMPUTER PROGRAMMING SERVICES 10.2%
   Primus Knowledge Solutions*               645,065                      1,374
   Wind River Systems*                       163,248                      1,680
--------------------------------------------------------------------------------
                                                                          3,054
--------------------------------------------------------------------------------

SERVICES-PREPACKAGED SOFTWARE 11.1%
   Aspect Communications*                    110,168                      1,414
   Aspen Technology*                         128,467                        811
   Mapinfo*                                  107,107                      1,071
--------------------------------------------------------------------------------
                                                                          3,296
--------------------------------------------------------------------------------

TOTAL COMMON STOCK
   (Cost $61,681)                                                        28,877
--------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                     THE NEVIS FUND, INC.
May 31, 2004

                                                                        Market
                                                                        Value
                                              Shares                    (000)
                                             --------                 ----------

CASH EQUIVALENT 3.2%
   SEI Daily Income Trust                    937,918                   $    938
--------------------------------------------------------------------------------

TOTAL CASH EQUIVALENT
   (Cost $938)                                                              938
--------------------------------------------------------------------------------

TOTAL INVESTMENTS 100.2%
   (Cost $62,619)                                                        29,815
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES (0.2)%
   Investment Advisory Fee Payable                                          (37)
   Other Assets and Liabilities, Net                                        (31)
--------------------------------------------------------------------------------

TOTAL OTHER ASSETS AND LIABILITIES                                          (68)
--------------------------------------------------------------------------------

NET ASSETS:
   Paid in Capital (unlimited authorization -- no par value)
     based on 2,381,992 outstanding shares of beneficial interest       158,130
   Accumulated net realized loss on investments                         (95,579)
   Net unrealized depreciation on investments                           (32,804)
--------------------------------------------------------------------------------

TOTAL NET ASSETS 100.0%                                                $ 29,747
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per Share               $  12.49
--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
CL -- CLASS





   The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                               THE NEVIS FUND, INC.
For the year ended May 31, 2004


--------------------------------------------------------------------------------
INVESTMENT INCOME:
--------------------------------------------------------------------------------
   Interest Income                                                 $     7
   Dividend Income                                                       2
--------------------------------------------------------------------------------
Total Investment Income                                                  9
--------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees (See Note 4)                               527
--------------------------------------------------------------------------------
Total Expenses                                                         527
--------------------------------------------------------------------------------
Net Investment Loss                                                   (518)
--------------------------------------------------------------------------------
Net Realized Loss on Investments                                    (3,589)
Net Change in Unrealized Appreciation/Depreciation on Investments   12,303
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments                      8,714
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations               $ 8,196
================================================================================




  The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)                   THE NEVIS FUND, INC.
For the years ended May 31,


---------------------------------------------------------------------------------------------------------------------

                                                                                          2004                2003
                                                                                     --------------       -----------
OPERATIONS:
   Net Investment Loss                                                                  $  (518)           $  (361)
   Net Realized Loss on Investments                                                      (3,589)           (43,396)
   Net Change in Unrealized Appreciation/Depreciation on Investments                     12,303             41,428
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting From Operations                        8,196             (2,329)
---------------------------------------------------------------------------------------------------------------------
SHARES TRANSACTIONS:
   Proceeds from Shares Issued                                                            4,912              3,998
   Redemption Fees (See Note 7)                                                              50                  7
   Cost of Shares Repurchased                                                           (15,059)            (6,660)
---------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets from Capital Share Transactions                               (10,097)            (2,655)
---------------------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                                             (1,901)            (4,984)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Year                                                                     31,648             36,632
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   End of Year (including undistributed net investment
   income of $0 and $5, respectively)                                                   $29,747            $31,648
=====================================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                                                            387                523
   Shares Redeemed                                                                       (1,216)              (902)
=====================================================================================================================
NET DECREASE IN SHARES FROM CAPITAL SHARE TRANSACTIONS                                     (829)              (379)
=====================================================================================================================




   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                        THE NEVIS FUND, INC.
For a Share Outstanding throughout each period for the periods ended May 31,


                               Realized                                                                        Ratio
           Net                   and                                   Net                Net                  of Net
          Asset               Unrealized               Distributions  Asset              Assets      Ratio    Investment
          Value       Net    Gains (Losses) Total from      From      Value               End     of Expenses    Loss     Portfolio
        Beginning  Investment     on        Investment    Capital      End      Total  of Period  to Average  to Average   Turnover
         of Year      Loss    Securities    Operations     Gains     of Year   Return+    (000)   Net Assets  Net Assets     Rate
===================================================================================================================================
2004      $ 9.85   $(0.22)    $  2.86         $2.64       $   --      $12.49    26.80%  $ 29,747      1.50%     (1.48)%     61.35%
2003       10.20    (0.11)      (0.24)        (0.35)          --        9.85    (3.43)    31,648      1.50      (1.43)      51.24
2002       18.62    (0.32)      (8.10)        (8.42)          --       10.20   (45.22)    36,632      1.50      (1.33)      26.20
2001       30.98    (0.31)     (12.05)       (12.36)          --       18.62   (39.90)    80,011      1.50      (1.45)      21.86
2000       19.01    (0.19)      14.81(1)      14.62        (2.65)      30.98    77.91*   197,497      1.50      (1.24)      56.50
------------------------------------------------------------------------------------------------------------------------------------

    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.
  * THE FUND BENEFITED SUBSTANTIALLY FROM FIRST-DAY REALIZED AND UNREALIZED GAINS FROM INITIAL PUBLIC OFFERINGS DURING FISCAL 2000.
    THESE GAINS WERE PARTICULARLY NOTEWORTHY GIVEN THE FUND'S RELATIVELY SMALL ASSETS DURING PORTIONS OF FISCAL 2000. IT IS UNLIKELY
    THAT THE FUND WILL BENEFIT TO THE SAME EXTENT FROM THESE TYPES OF GAINS IN THE FUTURE, ESPECIALLY IF FUND ASSETS REMAIN AT
    CURRENT LEVELS OR IF THEY INCREASE.
  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A
    SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1) THE AMOUNT SHOWN FOR THE YEAR ENDED MAY 31, 2000 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH THE
    AGGREGATE NET GAINS ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO
    FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.




  The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                               THE NEVIS FUND, INC.
May 31, 2004


1. ORGANIZATION:

THE NEVIS FUND, INC. (the "Fund") was incorporated in Maryland on February 20, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's prospectus provides a description of the Fund's investment goals and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   SECURITY VALUATION -- Securities listed on a securities exchange, and for which quotations are readily available, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities that are quoted on the NASDAQ national market system are valued at the official closing price. Short term investments that have remaining maturities of sixty days or less at time of purchase may be valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale), or securities for which market quotations are not reliable, are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board of Directors (the "Board"), in accordance with methods that are specifically authorized by the Board. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. If a significant event which is likely to impact the value of one or more securities held by the Fund occurs after the time at which the market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading may include, among others, securities trading in other markets, corporate announcements, natural and other disasters, and political and other events. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At May 31, 2004, no securities were fair valued.

   FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company. The Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no provision for federal income or excise taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Fund are also officers of SEI Investment Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Fund for serving as officers of the Fund.

4. INVESTMENT MANAGEMENT ARRANGEMENTS:

The Fund and Nevis Capital Management LLC (the "Adviser") are parties to an Investment Management Agreement under which the Adviser receives an annual fee equal to 1.50% of the average daily net assets of the Fund. Pursuant to its Investment Management Agreement with the Fund, the Adviser has agreed to bear all ordinary expenses incurred by the Fund in the conduct of its operations. The Fund will bear any extraordinary expenses incurred in the course of its business.

During 2004, the Adviser and certain officers of the Adviser paid $2 million in fines and interest to settle a public administrative and cease-and-desist proceeding initiated by the Securities and Exchange Commission (the "SEC") relating to the allocation of initial public offerings by the Adviser. The Fund was not a party to the SEC proceeding and did not pay any of the expenses or fines relating to this matter.

5. ADMINISTRATION, TRANSFER AGENCY AND SERVICES,
   CUSTODIAN AND DISTRIBUTION AGREEMENTS:

As discussed above, the Adviser has agreed to bear all ordinary expenses incurred in the conduct of the Fund's operations. This includes the following contractual relationships:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee, computed daily and paid monthly, at the annual rate of 0.12% of the first $100 million of the average daily net assets of the Fund, 0.10% of the next
$100 million

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                   THE NEVIS FUND, INC.
May 31, 2004


of such assets, and 0.08% of such assets in excess of $200 million subject to a minimum annual fee of $120,000. For the year ended May 31, 2004, the Administrator received $120,000.

Forum Shareholder Services, LLC (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a Transfer Agency and Services Agreement with the Fund.

Wachovia Bank, N.A. serves as custodian (the "Custodian") for the Fund.

6. FEES PAID TO INDEPENDENT DIRECTORS

For the year ended May 31, 2004, the Fund paid $9,000 to Independent Director Charles E. Noell, and $12,500 each to Independent Directors Bailey Morris-Eck and Joseph R. Hardiman, respectively, for attendance at board and committee meetings.

7. REDEMPTION FEE:

The Fund imposes a redemption fee equal to 2% on shares redeemed within 180 days of their purchase. The redemption fee is intended to limit short-term trading in the Fund. Any proceeds from the fees will be credited to the assets of the Fund. For the year ended May 31, 2004, redemption fees in the amount of $50,445 were retained by the Fund.

8. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended May 31, 2004 were as follows (000):

Purchases................................         $20,800
Sales....................................         $31,770

9. FEDERAL TAX INFORMATION:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature.

To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following differences as of May 31, 2004, primarily attributable to certain net operating losses, which for tax purposes have been reclassified to paid-in-capital as follows (000):

               INCREASE
             UNDISTRIBUTED               DECREASE
            NET INVESTMENT               PAID-IN
                INCOME                    CAPITAL
            --------------               --------
                 $513                     ($513)

As of May 31, 2004 and May 31, 2003, there were no dividends and distributions from the Fund.

As of May 31, 2004, the components of accumulated losses on a tax basis were as follows (000):

Capital loss carryforwards:
         Expiring in 2009                   $ (15,922)
         Expiring in 2010                     (20,955)
         Expiring in 2011                     (35,702)
         Expiring in 2012                     (22,992)
                                              --------
Total capital loss carryforwards              (95,571)
Net unrealized depreciation                   (32,812)
                                              --------
         Total accumulated losses           $(128,383)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At May 31, 2004, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at May 31, 2004, is as follows (000):


Federal Tax Cost.........................        $ 62,627
                                                 ========

Aggregate gross unrealized
  appreciation .........................            6,400
Aggregate gross unrealized
  depreciation .........................          (39,212)
                                                 ---------
Net unrealized depreciation ............         $(32,812)
                                                 =========

10. CONCENTRATION/RISK:

The Fund is non-diversified, which means that it may invest in the securities of relatively few companies. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these companies and may experience increased volatility due to its investments in those securities.

11. COMMITMENTS AND CONTINGENCIES

The Fund is involved, from time to time, in litigation arising in the ordinary course of business, which, in the opinion of management, is not expected to result in any significant adverse impact on the Fund's net assets or results of operations. The Fund is covered by a directors and officer's insurance policy with an initial $500,000 deductible for various litigation matters.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and Shareholders
The Nevis Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Nevis Fund, Inc. (the "Fund"), as of May 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the years ended May 31, 2001 and prior, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated July 12, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nevis Fund, Inc. as of May 31, 2004 and the results of its operations for the year then ended, and the changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                    KPMG LLP
Philadelphia, Pennsylvania

July 27, 2004

DIRECTORS AND OFFICERS OF THE NEVIS FUND (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                          TERM OF                                              NUMBER OF
                                          OFFICE                                              PORTFOLIOS
                                            AND                 PRINCIPAL                       IN FUND
                        POSITION(S)      LENGTH OF            OCCUPATION(S)                     COMPLEX        OTHER DIRECTORSHIPS
     NAME,               HELD WITH         TIME                DURING PAST                      OVERSEEN              HELD BY
ADDRESS AND AGE         REGISTRANT        SERVED               FIVE YEARS                      BY DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
--------------------
David R., Wilmerding,   President and    Director        Managing Member, Nevis                      1                  N/A
III                     Director         since 1998      Capital Management LLC.
1119 St. Paul St.
Baltimore, MD 21202
43
------------------------------------------------------------------------------------------------------------------------------------
Jon C. Baker            Senior Vice      Director        Managing Member, Nevis                      1                  N/A
1119 St. Paul St.       President and    since 1998      Capital Management LLC.
Baltimore, MD 21202     Director
40
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
---------------------
Joseph R. Hardiman      Director         Director        Retired; President and Chief                1        Director, Corvis
1119 St. Paul St.                        since 1998      Executive Officer and a member                       Corporation
Baltimore, MD 21202                                      of the Board of Directors and the                    (optical networks),
67                                                       Executive Committees of the National                 SoundView
                                                         Association of Securities Dealers, Inc.              Technology Group,
                                                         and its wholly owned subsidiary, The                 Inc. (investment
                                                         Nasdaq Stock Market, Inc. from                       banking), Deutsche
                                                         September 1987 to January 1997.                      Asset Management
                                                                                                              Funds and ISI
                                                                                                              Family of Funds.
------------------------------------------------------------------------------------------------------------------------------------
Bailey Morris-Eck       Director         Director        Senior Associate of the Reuters             1        Director of
Good Fellowship Farm                     since 1999      Foundation and Director of Reuters/                  Reuters/Carnegie
3023 Black Rock Road                                     Carnegie Public Policy Series. Served as             Public Policy
Butler, MD 21023-1039                                    Vice President of the Bookings Institution           Series, Investment
61                                                       from April 1997 through April 1999. Served           Company of America
                                                         as a Senior Advisor to the U.S. President            America, AMF,
                                                         on Economic Policy and Summit Coordina-              AMCAPFund, Inc. and
                                                         tion from 1994-1997.                                 American Funds Group.
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Noell        Director         Director        General Partner of JMI Equity Fund, L.P.    1        Director, Peregrine
1119 St. Paul St.                        since 1998                                                           Systems, Neon
Baltimore, MD 21202                                                                                           Systems and Trans-
52                                                                                                            action Systems
                                                                                                              Architects, Inc.
                                                                                                              (software companies)
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
Peter Golden            Controller,      Since           Accounting Director of SEI Investments     N/A            N/A
One Freedom             CFO and          2001            Distribution Co. since June 2001. Vice
Valley Drive            Treasurer                        President of Funds Administration,
Oaks, PA 19456                                           J.P. Morgan Chase & Co., 2000-2001.
40                                                       Vice President of Pension and Mutual
                                                         Fund Accounting, Chase Manhattan Bank,
                                                         1997-2000.
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto        Vice President   Since           SEI Investments since 1999. General        N/A            N/A
One Freedom Valley      and Assistant    1/25/00         Counsel, Vice President and Secretary
Drive                   Secretary                        of the Administration and Adviser,
Oaks, PA 19456                                           present. Associate, Dechert Price &
36                                                       Rhoades (law firm), 1997-1997.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          TERM OF                                                    NUMBER OF
                                          OFFICE                                                    PORTFOLIOS
                                            AND                          PRINCIPAL                    IN FUND
                        POSITION(S)      LENGTH OF                     OCCUPATION(S)                  COMPLEX    OTHER DIRECTORSHIPS
      NAME,              HELD WITH         TIME                         DURING PAST                   OVERSEEN         HELD BY
 ADDRESS AND AGE        REGISTRANT        SERVED                        FIVE YEARS                  BY DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------
Lydia A. Gavalis        Vice President   Since 1998      SEI Investments since 1998; Vice                N/A            N/A
One Freedom Valley      and Assistant                    President and Assistant Secretary of the
Drive                   Secretary                        Administration and Adviser, present.
Oaks, PA 19456                                           Assistant General Counsel and Director
40                                                       of Arbitration, Philadelphia Stock
                                                         Exchange, 1989-1998.
------------------------------------------------------------------------------------------------------------------------------------
Christine M.            Vice President   Since           SEI Investments since 1999; Vice                N/A            N/A
McCullough              and Assistant    1/25/00         President and Assistant Secretary of
One Freedom Valley      Secretary                        the Adviser, present. Associate, White &
Drive                                                    Williams LLP, 1991-1999.
Oaks, PA 19456
43
------------------------------------------------------------------------------------------------------------------------------------
William E. Zitelli, Jr. Vice President   Since           SEI Investments since 2000; Vice                N/A           N/A
One Freedom Valley      and Assistant    11/29/00        President and Assistant Secretary of the
Drive                   Secretary                        Administration and Adviser, present.
Oaks, PA 19456                                           Vice President, Merrill Lynch & Co.
36                                                       Asset Management Group, 1998-2000.
                                                         Associate, Pepper Hamilton LLP,
                                                         1997-1998.
------------------------------------------------------------------------------------------------------------------------------------

*Director who is deemed to be an "interested person" of the Nevis Fund as defined in the 1940 Act is referred to as an "Interested
Director". Mr. Wilmerding, III and Mr. Baker are considered to be "interested persons" of the Nevis Fund as they are Managing
Members of Nevis Capital Management LLC, the Nevis Fund's Adviser.

                               INVESTMENT ADVISER
                          Nevis Capital Management LLC
                              1119 St. Paul Street
                               Baltimore, MD 21202



                                  ADMINISTRATOR
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                    DIRECTORS
                                 Joseph Hardiman
                                Bailey Morris-Eck
                                  Charles Noell
                                    Jon Baker
                              David Wilmerding, III



                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103



                         INDEPENDENT PUBLIC ACCOUNTANTS
                                    KPMG LLP
                               1601 Market Street
                           Philadelphia, PA 19103-2499



NEV-AR-002-0300

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer, the principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's Board of Directors has determined that the Board's Audit Committee does not have an "audit committee financial expert," as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of "audit committee financial expert," the Board determined that none of the members of the audit committee met all five qualifications in the definition, although some members of the Audit Committee met some of the qualifications. The Board also determined that while the Audit Committee members have general financial expertise, given the size and type of The Nevis Fund Inc., the "Fund") and in light of the nature of the accounting and valuation issues that the Fund has presented over the past several years, it did not appear that the Audit Committee members lacked any necessary skill to serve on the Audit Committee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP Related to the Fund

KPMG LLP billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:



------------------------------------------------------------------------------------------------------------------------------
                                           2004                                                   2003
------------------------------------------------------------------------------------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Fund that were    service           service           Fund that were    service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------------------------------------------------------------------------------------------------------------------------------
(a)     Audit      $52,000                 N/A         $0                $24,641                 N/A         $0
        Fees(1)

------------------------------------------------------------------------------------------------------------------------------
(b)     Audit-     $0                $0                $0                $0                $0                $0
        Related
        Fees

------------------------------------------------------------------------------------------------------------------------------
(c)     Tax Fees   $0                $0                $0                $0                $0                $0

------------------------------------------------------------------------------------------------------------------------------
(d)     All        $0                $0                $0                $0                $0                $0
        Other
        Fees
------------------------------------------------------------------------------------------------------------------------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)   Not Applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------------------------------------------
                                                   2004             2003
                ---------------------------------------------------------------
                Audit-Related Fees                  $0               $0

                ---------------------------------------------------------------
                Tax Fees                            $0               $0

                ---------------------------------------------------------------
                All Other Fees                      $0               $0

                ---------------------------------------------------------------


(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $0 and $0 for 2004 and 2003, respectively.

(h) Not Applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment management companies.

ITEM 6.  (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8. PURCHASERS OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 11.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                      The Nevis Fund, Inc.


By (Signature and Title)*                         /s/ David R. Wilmerding, III
                                                  -----------------------------
                                                  David R. Wilmerding, III
                                                  Chief Executive Officer
Date: 08/05/04





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                         /s/ David R. Wilmerding, III
                                                  ----------------------------
                                                  David R. Wilmerding, III
                                                  Chief Executive Officer
Date: 08/05/04


By (Signature and Title)*                         /s/ Peter Golden
                                                  ----------------------------
                                                  Peter Golden
                                                  Chief Financial Officer
Date: 08/05/04

* Print the name and title of each signing officer under his or her signature.